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                                                                    EXHIBIT 23.2

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 30, 1998, relating to the financial statements of Sand Microelectronics, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /S/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
January 11, 2000